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                                                                    EXHIBIT 10.1

                           DEALER MANAGER AGREEMENT
                           ------------------------

November 18, 1997

Goldman, Sachs & Co.
As Dealer Manager
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

          Sealy Corporation, (the "Company"), in connection with the merger of Sandman Merger Corporation (the "Purchaser") with and into the Company, plans to make a tender offer (the "Tender Offer") for any and all of the 10-1/4% Senior Subordinated Notes due 2003 (the "Bonds") of the Company and engage in a related solicitation of consents from holders of Bonds to certain amendments to the indenture under which the Bonds were issued (the "Indenture") (such tender offer and consent solicitation being collectively referred to herein as the "Tender Offer"), upon the terms and subject to the conditions set forth in the tender offer and consent solicitation material (the "Offer Material") which the Company has caused to be prepared and furnished to you for use in connection with the Tender Offer, including (a) the offer to purchase and consent solicitation statement dated the date hereof (the "Launch Date") and appendices thereto (the "Offer to Purchase") (b) the consent and letter of transmittal to be used by holders to consent and tender Bonds and delivering consents pursuant to the Tender Offer (the "Letter of Transmittal"), (c) the notice of guaranteed delivery to be used by holders tendering Bonds and delivering consents pursuant to the Tender Offer, (d) the letter to brokers, securities dealers, commercial banks, trust companies and nominees, (e) any newspaper advertisements relating to the Tender Offer and (f) any press releases relating to the Tender Offer.
Any other offering materials and information relating to the Tender Offer that the Purchaser may prepare or approve for use in connection with the Tender Offer shall be called "Additional Material."

     1.   Appointment of Dealer Manager
          -----------------------------

          The Purchaser and the Company hereby appoint you as Dealer Manager in connection with the Tender Offer (the "Dealer Manager") and authorize you to act on their behalf in accordance with this agreement and the terms of the Offer Material and Additional Material. The Purchaser and the Company have approved the Offer Material and the Additional Material and authorize you and any other securities dealer or any commercial bank or trust company to use the Offer Material and Additional Material in connection with the solicitation of tenders and consents. In soliciting tenders and consents, you, as Dealer Manager, shall act as independent contractors and shall not be deemed to act as agents of the Purchaser or the Company, and the Purchaser and the Company shall not be deemed to act as agents of the Dealer Manager.

     2.   Mailing of Offer Material
          -------------------------

          The Purchaser and the Company shall cause to be mailed on the Launch Date to each registered holder of any Bonds a copy of the Offer to Purchase and other appropriate

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Offer Material and Additional Material, together with a return envelope.
Thereafter, to the extent practicable until the expiration of the Tender Offer, the Purchaser and the Company shall use their best efforts to cause copies of such material and a return envelope to be mailed to each person who becomes a holder of record of any Bonds.

     3.   Solicitation of Tenders
          -----------------------
     (a) You agree to use your best efforts to solicit tenders and consents of Bonds pursuant to the Tender Offer. You shall have no liability in tort, contract or otherwise to either the Purchaser or the Company or any person related to either the Purchaser or the Company for any act or omission on the part of any securities broker or dealer (other than yourselves), commercial bank or trust company that may solicit tenders and consents, and you shall have no liability in tort, contract or otherwise hereunder except for your own gross negligence, bad faith or willful misconduct.

     (b) Each of the Purchaser and the Company agrees to furnish to you as many copies as you may reasonably request of the Offer Material and Additional Material in final form for use by you in connection with the Tender Offer. Neither the Purchaser nor the Company shall amend or supplement the Offer Material, nor prepare or approve any Additional Material for use in connection with the Tender Offer, without your consent, which consent shall not be unreasonably withheld.

     (c) Each of the Purchaser and the Company agrees to advise you promptly of the occurrence of any event which could cause the Purchaser or the Company to withdraw, rescind or modify the Tender Offer or to amend or supplement the Offer Material or Additional Material.

     (d) Neither the Purchaser nor the Company will use or publish any material in connection with the Tender Offer, or refer to you in any such material, without first consulting you. Each of the Purchaser and the Company will promptly inform you of any litigation or administrative action with respect to the Tender Offer.

     (e) Each of the Purchaser and the Company agrees to furnish to you, to the extent the same is available to either the Purchaser or the Company, cards or lists or copies thereof showing the names and addresses of, and principal amount of Bonds held by, the registered holders of Bonds as of a recent date, and shall use their best efforts to advise you from day to day during the period of the Tender Offer as to any transfers of record of Bonds. You agree to use such information only in connection with the Tender Offer and not to furnish such information to any other person except in connection with the Tender Offer.

     (f) Each of the Purchaser and the Company shall arrange for the depositary named in the Letter of Transmittal orally to inform you during each business day during the Tender Offer (to be followed on a daily basis by written confirmation) as to the principal amount of Bonds that have been tendered pursuant to the Tender Offer during the interval since its previous daily report to you under this

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          provision, and the names and addresses of any registered holder tendering $50,000 or more aggregate principal amount of Bonds.

     4.   Compensation and Expenses
          -------------------------

     (a) The Purchaser and the Company jointly and severely agree to pay to you, as compensation for your services as Dealer Manager, a fee of $250,000.00. Such fee shall be payable concurrently with the payment for Bonds by the Company under the Tender Offer (the "Closing Date") or other termination of the Tender Offer.

     (b) Whether or not any Bonds are tendered pursuant to the Tender Offer, the Purchaser and the Company shall pay all expenses of the preparation, printing, mailing and publishing of the Offer Material and Additional Material, all fees payable to securities dealers (including you), commercial banks, trust companies and nominees as reimbursement of their customary mailing and handling expenses incurred in forwarding the Offer Material and Additional Material to their customers, all fees and expenses of the depositary referred to above, the trustee under the Indenture, any forwarding agent and any information agent, all advertising charges, any applicable transfer taxes payable by the Purchaser or the Company in connection with the Tender Offer and all other expenses in connection with the Tender Offer and shall reimburse you for all expenses incurred by you in connection with your serving as Dealer Manager, including, (i) your reasonable expenses and the reasonable fees and the disbursements of your counsel, and (ii) any expenses incurred as a result of presenting testimony or evidence, or preparing to present testimony or evidence, in connection with any court or administrative proceeding arising out of the Tender Offer or in connection with any other acquisition of Bonds.

     5.   Representations and Warranties by the Purchaser and the Company
          ----------------------------------------------------------------

          Each of the Purchaser and the Company represents and warrants to you that:

     (a) The Purchaser and the Company have each been duly incorporated and are validly existing as a corporation in good standing under the laws of the State of Delaware.

     (b) Each of the Purchaser and the Company have duly taken all necessary corporate actions to authorize the making and consummation of the Tender Offer (including any related borrowings or other provisions for the payment for Bonds by the Purchaser and the Company), the execution and delivery of the supplemental indenture enacting the proposed amendments described in the Offer Material (the "Supplemental Indenture") and the performance of the Indenture as supplemented thereby, and the execution, delivery and performance of this agreement and the consummation of the transactions contemplated herein; and this agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Purchaser or the Company, as the case may be, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization

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          and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (c) The Offer Material and Additional Material complies and (as amended or supplemented, if amended or supplemented) will comply in all material respects with all applicable requirements of the federal securities laws; and the Offer Material and Additional Material does not and (as amended or supplemented, if amended or supplemented) will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     (d) The making and consummation of the Tender Offer (including any related borrowings or other provisions for the payment for Bonds by the Purchaser and the Company), the execution and delivery of the Supplemental Indenture and the performance of the Indenture as supplemented thereby, the execution, delivery and performance by the Purchaser and the Company of this agreement and the consummation of the transactions contemplated herein do not and will not conflict with, or result in the acceleration of any obligation under or in a breach of, or constitute a default under, any of the provisions of any indenture, agreement or undertaking to which the Purchaser or the Company or any of their respective subsidiaries, as the case may be, is a party or by which they are bound or to which any of their property or assets are subject, nor will such action result in any violation of their Certificates of Incorporation or By-laws, as amended as of the date hereof, and do not and will not contravene any United States federal, state or local law, rule or regulation or any order applicable to the Purchaser or the Company or any of their respective subsidiaries, as the case may be, of any court or of any other governmental agency or instrumentality having jurisdiction over it or any of its property.

     (e) Each of the Purchaser and the Company has obtained all consents, approvals, authorizations and orders of, and has duly made all registrations, qualifications and filings with, any court or regulatory authority or other governmental agency or instrumentality required in connection with the making and consummation of the Tender Offer (including any related borrowings or other provisions for the payment for Bonds by the Purchaser and the Company), the execution and delivery of the Supplemental Indenture and the performance of the Indenture as supplemented thereby, the execution, delivery and performance of this agreement and the consummation of the transactions contemplated herein.

     (f) Upon execution and delivery thereof, (i) the Supplemental Indenture will conform in all material respects to the description thereof in the Offer Material and the Additional Material and may be entered into upon the consent of the Holders of a majority of the aggregate outstanding principal amount of the Bonds (excluding those owned by the Company and its affiliates) pursuant to the provisions of the Indenture and, together with the Offer Material and the Additional Material, complies in all material respects with the requirements of such Indenture and (ii) the Supplemental Indenture will constitute a valid and binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to (x) bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, (y) to general equity

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          principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (z) the unenforcability under certain circumstances under laws or court decisions of provisions for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

     (g) There is no action, suit, order, investigation or proceeding before or by any government, governmental instrumentality or court (domestic or foreign) now pending or, to the knowledge of the Purchaser or the Company, threatened against or affecting the Purchaser, the Company or any of their subsidiaries or any of their respective properties that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the consummation of any of the transactions contemplated by this agreement or the Offer Material and Additional Material, or that questions the legality or validity of this agreement or any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions.

     (h) Except as contemplated by the Transactions (as defined in the Offer Material and Additional Material), since the date of its most recent audited financial statements included in the Offer Material and Additional Material, there has not been (i) any material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries and considered as one enterprise, whether or not arising in the ordinary course of business, (ii) any transaction entered into by the Company or any of its subsidiaries other than in the ordinary course of business, that is material to the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries and considered as one enterprise or
          (iii) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

    (i) The Company has or will have available funds, and is authorized to use such funds under applicable law, to pay the full purchase price of the Bonds that it may become committed to purchase pursuant to the Tender Offer and all related fees and expenses.

    (j) Each of the Purchaser and the Company agrees to pay promptly, in accordance with the terms and subject to the conditions of the Offer Material and Additional Material, such full purchase price and all related fees and expenses. Each of the Purchaser and the Company has made appropriate arrangements with The Depository Trust Company, Pacific Securities Depository Trust Company, the Midwest Securities Trust Company, the Philadelphia Depository Trust Company and any other "qualified" registered securities depository to allow for the book-entry movement of tendered Bonds between depository participants and the depository referred to above. If the Dealer Manager (acting as riskless principal on behalf of and at the request of the Purchaser and the Company) purchase any Bonds pursuant to the Tender Offer, each of the Purchaser and the Company will, concurrently with the settlement of such purchase (or at such later time as the parties may agree), purchase and pay for such Bonds at the same full purchase price as paid for such Bonds by the Dealer Manager pursuant to the Tender Offer (plus, if payment for such Bonds by the Dealer Manager is not

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         concurrent with payment for such Bonds by the Purchaser or the Company, interest thereon at such interest rate as the parties may agree).

     6.   Agreements of the Purchaser and the Company
          -------------------------------------------

     (a) The Purchaser, the Company and their respective subsidiaries will comply in all material respects with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Exchange Act"), the Securities Act of 1933, as amended, and the applicable rules and regulations of the Commission thereunder (the "Securities Act") and the Trust Indenture Act of 1939, as amended, and the applicable rules and regulations of the Commission thereunder (the "Trust Indenture Act") in connection with the Offer Material and Additional Material, the Offer to Purchase, the Supplemental Indenture and the transactions contemplated hereby and thereby. If at any time when any of the Offer Material and Additional Material are required to be delivered in connection with the Offer to Purchase, any event shall occur or condition exist as a result of which it shall be necessary, in the reasonable opinion of your counsel or counsel for the Purchaser or the Company, to amend or supplement any of the Offer Material and Additional Material in order that such Offer Material and Additional Material will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time such Offer Material and Additional Material are delivered to a Holder, not misleading, or if it shall be necessary, in the reasonable opinion of any of such counsel, at any time to amend or supplement any of the Offer Material and Additional Material in order to comply with the requirements of the Exchange Act or the Securities Act, the Purchaser or the Company, as applicable, shall promptly prepare and furnish copies to you of, and, if necessary, file with the Commission, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make such Offer Material and Additional Material comply with such requirements.

     (b) The Purchaser, the Company and each of their subsidiaries shall promptly file any report or other document required to be filed by it with the Commission pursuant to Section 13 of the Exchange Act during the period of time from the date hereof to the termination or expiration of the Offer to Purchase; provided, however, that neither the Purchaser nor the Company shall or shall permit any of its subsidiaries to file any such report or other document unless you shall have previously been advised that such filing is contemplated and given a reasonable opportunity to comment thereon. Promptly following any such filing, the Purchaser or the Company shall deliver to you, without charge, such number of copies of such report or other document as you may reasonably request.

     7.   Conditions of Obligation
          ------------------------

          Your obligation to act as Dealer Manager hereunder shall at all times be subject, in your discretion, to the conditions that:

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     (a)  All representations, warranties and other statements of the Purchaser and the Company contained herein are now, and at all times during the Tender Offer will be, true and correct in all material respects.

     (b) Each of the Purchaser and the Company at all times during the Tender Offer shall have performed all of its obligations hereunder therefore required to have been performed.

     (c) Kirkland & Ellis, counsel to the Purchaser and the Company and Kenneth L. Walker, General Counsel of the Company, shall have furnished to you on each of the Launch Date, the date that the Supplemental Indenture is executed (the "Consent Date") and the Closing Date, as Dealer Manager, their opinions, dated the date of the Launch Date, the Consent Date or the Closing Date, as the case may be, in each case substantially in the form of Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B-1 or Exhibit B-2, respectfully.

     (d) The Company shall have furnished or caused to be furnished to you a certificate of the Vice President and Treasurer and the General Counsel of the Company satisfactory to you identifying all material indentures, agreements and instruments to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of their respective property or assets are subject.

     (e) The Company shall have caused all of its subsidiaries that are providing guarantees of any indebtedness of the Company (the "Guarantors") to become jointly and severally liable with the Company and the Purchaser to you under Section 8 hereof.

     8.   Indemnity and Survival of Certain Provisions
          --------------------------------------------

     (a) Each of the Purchaser, the Company and the Guarantors jointly and severally agrees (i) to indemnify and hold you harmless against any loss, damage, expense, liability or claim (or action in respect thereof) (A) which arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Offer Material, Additional Material or any of the documents referred to therein or in any amendment or supplement to any of the foregoing, or which arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (B) which arises out of or is based upon any breach by the Purchaser, the Company or the Guarantors of any representation or warranty or failure to comply with any of the agreements set forth herein or (C) which arises out of or is based upon a withdrawal, rescission, termination or modification of or a failure to make or consummate the Tender Offer; and (ii) to indemnify and hold you harmless against any other loss, damage, expense, liability or claim (or action in respect thereof) which otherwise arises out of or is based upon or asserted against you in connection with your acting as Dealer Manager in connection with the Tender Offer or rendering any financial advisory services to the Purchaser, the Company or the Guarantors or which arises in connection with any other matter referred to in this agreement, except to the

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          extent that any such loss, damage, expense, liability or claim referred to in clause (ii) of this Section 8(a) results from your gross negligence, bad faith or willful misconduct in performing the services that are the subject of this agreement. The indemnity provided by the preceding sentence, to the extent it applies in accordance with its terms to any loss, damage, expense, liability or claim (or action in respect thereof), shall apply without regard to your exclusive or contributory negligence. In the event that you become involved in any capacity in any action, proceeding or investigation brought by or against any person, including stockholders of the Purchaser or the Company, in connection with any matter referred to in this agreement, each of the Purchaser, the Company and the Guarantors also agrees periodically to reimburse you for your legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. Each of the Purchaser, the Company and the Guarantors also agrees that neither you nor any of your affiliates, nor any partners, directors, agents, employees or controlling persons (if any), as the case may be, of you or any such affiliates, shall have any liability to any of the Purchaser, the Company and the Guarantors or any person asserting claims on behalf of or in right of any of the Purchaser, the Company and the Guarantors for or in connection with any matter referred to in this agreement except to the extent that any loss, damage, expense, liability or claim incurred by any of the Purchaser, the Company and the Guarantors results from your gross negligence, bad faith or willful misconduct in performing the services that are the subject of this agreement.

     (b) Promptly after receipt by you of notice of your involvement in any action, proceeding or investigation, you shall, if a claim in respect thereof is to be made against the Purchaser, the Company or the Guarantors under subsection (a) of this Section 8, notify the Purchaser, the Company and the Guarantors either in writing of such involvement, but the omission so to notify the Purchaser, the Company and the Guarantors shall not relieve either of them from any liability which they may otherwise have to you. In case any such action, proceeding or investigation shall be brought against or otherwise involve you and you shall notify the Purchaser, the Company and the Guarantors of the commencement thereof or your involvement therein, the Purchaser, the Company and the Guarantors shall be entitled to participate therein, but the defense of such action, proceeding or investigation shall be conducted by your counsel unless you shall consent to a request by the Purchaser, the Company and the Guarantors to assume the defense thereof with counsel satisfactory to you (who shall not, except with your additional consent, be counsel to the Purchaser, the Company or the Guarantors). Upon assumption by the Purchaser, the Company and the Guarantors of the defense of such action, proceeding or investigation, you shall have the right to participate in such action, proceeding or investigation and to retain your own counsel, but the Purchaser, the Company and the Guarantors shall not be liable to you under this subsection (b) of this Section 8 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by you, in connection with the defense thereof other than reasonable costs of investigation and preparation, unless the Purchaser, the Company, the Guarantors and you are named parties to any such action, proceeding or investigation (including any impleaded parties) and representation of both parties

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          by the same counsel would be inappropriate due to actual or potential differing interests between them.

     (c) If for any reason the indemnification provided for in subsection (a) of this Section 8 is unavailable or insufficient to hold you harmless, then the Purchaser, the Company and the Guarantors shall contribute to the amount paid or payable by you as a result of such loss, damage, expense, liability or claim (or actions in respect thereof) referred to therein in such proportion as is appropriate to reflect the relative benefits of the Purchaser, the Company and the Guarantors and their respective stockholders on the one hand and you on the other hand in the matters contemplated by this agreement as well as the relative fault of the Purchaser, the Company, the Guarantors and you with respect to such loss, damage, expense, liability or claim (or actions in respect thereof) and any other relevant equitable considerations. The relative benefits of the Purchaser, the Company, the Guarantors and their respective stockholders on the one hand and you on the other hand in the matters contemplated by this agreement shall be deemed to be in the same proportion as the maximum aggregate value of the consideration proposed to be paid by the Purchaser, the Company and the Guarantors to acquire Bonds pursuant to the Tender Offer bears to the maximum aggregate fee proposed to be paid to you pursuant to Section 4(a) of this agreement as a result of such acquisition of Bonds. The relative fault of the Purchaser, the Company, the Guarantors and you shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by, or relating to, Purchaser, the Company, the Guarantors and their respective affiliates or you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Purchaser, the Company, the Guarantors and you agree that it would not be just and equitable if contribution pursuant to this subsection (c) of this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection (c) of this Section 8.

     (d) The agreements contained in Section 4 and in this Section 8 and the representations and warranties of the Purchaser and the Company set forth in Section 5 hereof shall survive any termination or cancellation of this agreement, any completion of the engagement provided by this agreement or any investigation made by or on behalf of you and any of your officers or partners or any person controlling you and shall survive any acquisition of Bonds, whether pursuant to the Tender Offer or otherwise.

     (e) The reimbursement, indemnity and contribution obligations of the Purchaser, the Company and the Guarantors under this Section 8 shall be in addition to any liability that the Purchaser, the Company or the Guarantors may otherwise have, shall extend upon the same terms and conditions to your affiliates and the partners, directors, agents, employees and controlling persons (if any), as the case may be, of you and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchaser, the Company, the Guarantors, you, any such affiliate and any

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          such person. If the obligations of the Purchaser, the Company and the
          Guarantors set forth in this Section 8 are not assumed by operation of law or by contract by a party or parties satisfactory to you, the Purchaser, the Company and the Guarantors agree to arrange alternative means of providing for such obligations, including providing insurance or creating an escrow, in each case in an amount and upon terms and conditions satisfactory to you.

     9.   Miscellaneous
          -------------

     (a) This agreement is made solely for the benefit of you, the Purchaser, the Company and any partner, director, agent, employee, controlling person or affiliate referred to in Section 8 hereof, and their respective successors, assigns, and legal representatives, and no other person shall acquire or have any right under or by virtue or this agreement.

     (b) In the event that any provision hereof shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, which shall remain in full force and effect.

     (c) Except as otherwise expressly provided in this agreement, whenever notice is required by the provisions of this agreement to be given to
          (i) the Purchaser, such notice shall be in writing addressed to the Purchaser, c/o Bain Capital, Inc. at its office at Two Copley Place, Boston Massachusetts 02116, facsimile number (617) 572-3274,
          Attention: Josh Bekenstein and Paul Edgerley; (ii) the Company, such notice shall be in writing addressed to the Company, at its office at 1228 Euclid Avenue, Cleveland, Ohio 44115, facsimile number
          (216) 522-1366, Attention: General Counsel; and (iii) you, such notice shall be in writing addressed to you, at 85 Broad Street, New York, New York 10004, facsimile number (212) 902-4103, Attention:
          Registration Department.

     (d) This agreement contains the entire understanding of the parties with respect to your acting as Dealer Manager of the Tender Offer, superseding all prior agreements, understandings and negotiations with respect to such activities by you. This agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws. This agreement may be executed in any number of counterparts, each of which shall be an original, but all such counterparts shall together constitute one and the same agreement.

               [Dealer Manager Agreement signature page follows]

          Please sign and return to us a duplicate of this letter, whereupon it will become a binding agreement.



Very truly yours,



Sandman Merger Corporation



By: /s/ MICHAEL KRUPKA
   -----------------------------
Name: Michael A. Krupka
Title: Vice President



Sealy Corporation



By:/s/ RONALD L. JONES
   -------------------------------
Name: Ronald L. Jones
Title: President/C.E.O.

The undersigned hereby confirms
that the foregoing letter, as of
the date thereof, correctly sets
forth the agreement between the
Purchaser, the Company and the
undersigned.


     /s/ GOLDMAN, SACHS & CO.
----------------------------------
      (Goldman, Sachs & Co.)

                    Dealer Manager Agreement Signature Page

To be executed on the Closing Date:

The undersigned hereby confirms
that the foregoing letter, as of
the date thereof, correctly sets
forth the agreement between the
Purchaser, the Company, the Dealer
Manager and the undersigned


SEALY CORPORATION


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title: Vice President, General Counsel
        & Secretary


SEALY MATTRESS COMPANY OF PUERTO RICO


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title: Vice President, General Counsel
        & Secretary


OHIO-SEALY MATTRESS MANUFACTURING CO., INC. (RANDOLPH)


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title: Vice President, General Counsel
        & Secretary


OHIO-SEALY MATTRESS MANUFACTURING CO. - FT. WORTH


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title: Vice President, General Counsel
        & Secretary


OHIO-SEALY MATTRESS MANUFACTURING CO.


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title: Vice President, General Counsel
        & Secretary

 Assumption of the Dealer Manager Agreement by Guarantors Signature Pages - 1

OHIO-SEALY MATTRESS MANUFACTURING CO.- HOUSTON


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary


SEALY MATTRESS COMPANY OF MICHIGAN, INC.


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary


SEALY MATTRESS COMPANY OF KANSAS CITY, INC.


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary


SEALY OF MARYLAND AND VIRGINIA, INC.


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary


SEALY MATTRESS COMPANY OF ILLINOIS


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary


A. BRANDWEIN & COMPANY


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary

 Assumption of the Dealer Manager Agreement by Guarantors Signature Pages - 2

SEALY MATTRESS COMPANY OF ALBANY, INC.


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary


SEALY OF MINNESOTA, INC.


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary


SEALY MATTRESS COMPANY OF MEMPHIS


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary


THE STEARNS & FOSTER BEDDING COMPANY


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary


THE STEARNS & FOSTER UPHOLSTERY FURNITURE COMPANY


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary


SEALY, INC.


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary

 Assumption of the Dealer Manager Agreement by Guarantors Signature Pages - 3

THE OHIO MATTRESS COMPANY LICENSING AND COMPONENTS GROUP


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary


SEALY MATTRESS MANUFACTURING COMPANY, INC.


By: /s/ KENNETH L. WALKER
   ---------------------------------
Name:  Kenneth L. Walker
Title:  Vice President, General Counsel
         & Secretary

 Assumption of the Dealer Manager Agreement by Guarantors Signature Pages - 4